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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549






                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (date of earliest event reported):
                               September 27, 2002


                                CABOT CORPORATION
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             (Exact name of registrant as specified in its charter)



          DELAWARE                      1-5667                   04-2271897
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(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)



         TWO SEAPORT LANE, SUITE 1300, BOSTON, MASSACHUSETTS 02210-2019
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               (Address of principal executive offices) (Zip Code)


                                 (617) 345-0100
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              (Registrant's telephone number, including area code)




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Item 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.


         On September 27, 2002, Cabot Corporation ("Cabot") issued a press release, announcing that it received a favorable ruling in its tantalum contract dispute with one of its tantalum customers, Kemet Corporation. The text of Cabot's News Release, dated September 27, 2002, is attached as Exhibit 99.1 to this current report on Form 8-K.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits

         The following exhibit is filed herewith:

         99.1  Text of Cabot Corporation News Release, dated September 27, 2002.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CABOT CORPORATION



Date:  October 1, 2002
                                    By: /s/ John A. Shaw
                                       --------------------------------------
                                       John A. Shaw
                                       Executive Vice President and Chief
                                       Financial Officer





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                                INDEX TO EXHIBIT

Exhibit
Number              Title
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99.1                News Release of Cabot Corporation, dated September 27, 2002.




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